UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

47685 Lakeview Blvd.
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 11, 2025, Tivic Health Systems, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to announce that the Company, through a newly formed wholly owned subsidiary, Velocity Bioworks, Inc. (“VBI”), entered into an Asset Purchase Agreement, dated December 9, 2025 (the “APA”), with 3i, LP (“3i”), in its capacity as collateral agent (“Collateral Agent”) of Scorpius Holdings, Inc. (“Scorpius”), pursuant to which VBI acquired all of the personal property and assets (collectively, the “Acquired Assets”), but assumed no liabilities of Scorpius in respect to the period prior to December 10, 2025 (the “Transaction”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K solely to provide the financial statements and pro forma financial information relating to the Transaction required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively, which were excluded from the Original Form 8-K pursuant to Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K. This Amendment reports no other updates or amendments to the Original Form 8-K. The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Scorpius would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Scorpius and its subsidiaries, as of December 31, 2024 and 2023; the related consolidated statements of operations, comprehensive loss, stockholders’ equity, and cash flows for each of the years in the two-year period ended December  31, 2024; and the related notes, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated balance sheets of Scorpius as of September 30, 2025 and December 31, 2024; the related condensed consolidated statements of operations, comprehensive loss, stockholders’ equity, and cash flows for the three and nine months ended September 30, 2025 and 2024; and the related notes, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company and Scorpius (a) for the unaudited pro forma condensed combined balanced sheets, as of September 30, 2025, and (b) for the unaudited pro forma condensed combined statement of operations, as of and for the nine months ended September 30, 2025 and as of and for the year ended December 31, 2024 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit

23.1	Consent of BDO USA, P.C., independent registered public accounting firm (with respect to Scorpius Holdings, Inc.).

99.1	Audited consolidated balance sheets of Scorpius Holdings, Inc., as of and for the years ended December 31, 2024 and 2023; the related consolidated statements of operations, comprehensive loss, stockholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2024; and the related notes thereto.

99.2	Unaudited condensed consolidated balance sheets of Scorpius Holdings, Inc., as of September 30, 2025 and December 31, 2024; the related condensed consolidated statements of operations, comprehensive loss and stockholders’ equity, and cash flows for the three and nine months ended September 30, 2025 and 2024; and the related notes thereto.

99.3	Unaudited pro forma condensed combined financial information of the Company and Scorpius Holdings, Inc. (a) for the unaudited pro forma condensed combined balanced sheets, as of September 30, 2025, and (b) for the unaudited pro forma condensed combined statement of operations, as of and for the nine months ended September 30, 2025 and as of and for the year ended December 31, 2024, and the related notes thereto.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	February 23, 2026	By:	/s/ Lisa Wolf
Name: Lisa Wolf Title: Chief Financial Officer

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